DIGITAL BIOMETRICS, INC.
                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement is made as of the 2nd day of January, 1997, by and between Digital Biometrics, Inc., a Delaware corporation (the "Company"), and James C. Granger (the "Indemnitee").

         WHEREAS, Indemnitee is a member of the Board of Directors of the Company;

         WHEREAS, it may be difficult to retain directors of the Company unless such persons are adequately indemnified against liabilities incurred and claims made in connection with or arising out of the performance of their duties as directors of the Company;

         WHEREAS, in addition to the indemnification to which Indemnitee is entitled under the Certificate of Incorporation (the "Certificate") and the Bylaws of the Company (the "Bylaws"), the Company intends to attempt to obtain at its sole expense insurance protecting its officers and directors, including Indemnitee, against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties. However, as a result of circumstances having no relation to, and beyond the control of, the Company and Indemnitee, there can be no assurance of the continuation or renewal of that insurance.

         WHEREAS, to induce Indemnitee to continue to serve as a member of the Board of Directors of the Company, the Company has determined that is in its best interests to assure Indemnitee of the protection currently provided by the Certificate, the Bylaws and directors' and officers' insurance, and to indemnify Indemnitee to the fullest extent provided by law.

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree to the foregoing as follows:

         1. Services. Subject to the provisions of Indemnitee's written agreement with the Company, if any, Indemnitee agrees to serve as a director of the Company so long as he is duly elected and qualified in accordance with the applicable provisions of the Certificate and the Bylaws. Subject to the provisions of Indemnitee's Agreement with the Company, if any, Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation imposed by operation of law).

         2. Initial Indemnity.

                  (a) The Company shall indemnify Indemnitee to the fullest extent provided by applicable law and to such greater extent as applicable law may thereafter from time to time permit when he was or is a party or is threatened to be made party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that he is or was or had agreed to become a director of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the defense or settlement thereof or any appeal therefrom, if Indemnitee acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful.

                  (b) The Company shall indemnify Indemnitee to the fullest extent provided by applicable law and to such greater extent as applicable law may thereafter from time to time permit when he was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was or had agreed to become a director of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all costs, charges and expenses (including attorneys' fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the defense or settlement thereof or any appeal therefrom if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such amounts which the Court of Chancery or such other court shall deem proper.

                  (c) The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

                  (d) To the extent that Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 2(a) or 2(b) hereof or in defense of any claim, issue or matter therein, he shall be indemnified against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (e) Any indemnification under Sections 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination, in accordance with Sections 2(e) and 4 hereof or any applicable provision of the Certificate, the Bylaws, other agreement, resolution or otherwise, that indemnification of Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 2(a) or 2(b). Such determination shall be made (1) by the Board of Directors of the Company (the "Board") by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or
         (ii) if such a quorum of disinterested directors is not available or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel (designated in the manner provided below in this Section (e)) in a written opinion, or (iii) by the stockholders of the Company (the "Stockholders"). Independent legal counsel shall be designated by vote of a majority of the disinterested directors; provided, however that if the Board is unable or falls to so designate, such designation shall be made by Indemnitee subject to the approval of the Company (which approval shall not be unreasonably withheld). Independent legal counsel shall not be any person or firm who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of such independent legal counsel and to indemnify fully such counsel against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by such counsel in connection with this Agreement or the opinion of such counsel pursuant hereto.

                  (f) All expenses (including without limitation attorneys' fees) incurred by Indemnitee in his capacity as a director of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding in the manner prescribed by Section 4(b) hereof.

                  (g) If Indemnitee was entitled to indemnification under this Agreement as to only a portion of the amounts actually incurred by Indemnitee in the investigation, defense, appeal or settlement of any action, suit or proceeding but not for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which he is entitled.

                  (h) The Company shall not adopt any amendment to the Certificate or the Bylaws the effect of which would be to deny, diminish or encumber Indemnitee's rights to indemnity pursuant to the Certificate, the Bylaws, the General Corporation Law of the State of Delaware (the "GCL") or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Board or the Stockholders, as the case may be. In the event that the Company shall adopt any amendment to the Certificate or By-Laws the effect of which is to so deny, diminish or encumber Indemnitee's rights to indemnity, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof.

         3. Additional Indemnification.

                  (a) Pursuant to Section 145(f) of the GCL, without limiting any right which Indemnitee may have pursuant to Section 2 hereof, the Certificate, the Bylaws, the GCL, any policy of insurance or otherwise, but subject to the limitations on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder determined as contemplated by Section 4(a) hereof, the Company shall indemnify Indemnitee against any amount which he is or becomes legally obligated to pay relating to or arising out of any claim made against him because of any act, failure to act or neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, which he commits, suffers, permits or acquiesces in while acting in his capacity as a director of the Company, or, at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The payments which the Company is obligated to make pursuant to this Section 3 shall include, without limitation, damages, judgments, settlements and charges, costs, expenses, expenses of investigation and expenses of defense of legal actions, suits, proceedings or claims and appeals therefrom, and expenses of appeal, attachment or similar bonds; provided, however that the Company shall not be obligated under this Section 3(a) to make any payment in connection with any claim against Indemnitee:

                           (i) to the extent of any fine or similar governmental
                  imposition which the Company is prohibited by applicable law from paying which results from a final, nonappealable order; or

                           (ii) to the extent based upon or attributable to
                  Indemnitee gaining in fact a personal profit to which he was not legally entitled, including without limitation profits made from the purchase and sale by Indemnitee of equity securities of the Company which are recoverable by Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, and profits arising from transactions in publicly traded securities of the Company which were effected by Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, including Rule 10b-5 promulgated thereunder; or

                           (iii) subject to the provisions of Section 7(c)
                  hereof, to the extent based upon or attributable to any actions, suits or proceedings initiated or brought voluntarily by Indemnitee and not by way of defense, but indemnification may be provided by the Company if the Board finds it to be appropriate.

The determination of whether Indemnitee shall be entitled to indemnification under this Section 3(a) may be, but shall not be required to be, made in accordance with Section 4(a) hereof. If that determination is so made, it shall be binding upon the Company and Indemnitee for all purposes.

                  (b) All expenses (including without limitation attorneys' fees) incurred by Indemnitee in defending any actual or threatened civil or criminal action, suit, proceeding or claim shall be paid by the Company in advance of the final disposition thereof as authorized in accordance with Section 4(b) hereof.

         4. Certain Procedures Relating to indemnification and Advancement of Expenses.

                  (a) Except as otherwise permitted or required by the GCL, for purposes of pursuing his rights to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, Indemnitee may, but shall not be required to, (i) submit to the Board a sworn statement of request for indemnification substantially in the form of Exhibit I attached hereto and made a part hereof (the "Indemnification Statement") and
         (ii) present to the Company reasonable evidence of all expenses for which payment is requested. Submission of an Indemnification Statement to the Board shall create a presumption that Indemnitee is entitled to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, and the Board shall be deemed to have determined that Indemnitee is entitled to such indemnification unless within 30 calendar days after submission of the Indemnification Statement the Board shall determine by vote of a majority of the directors at a meeting at which a quorum is present, based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and Indemnitee shall have received notice within such.period in writing of such determination that Indemnitee is not so entitled to indemnification, which notice shall disclose with particularity the evidence in support of the Board's determination. The foregoing notice shall be sworn to by all persons who participated in the determination and voted to deny indemnification. The provisions of this Section 4(a) are intended to be procedural only and shall not affect the right of Indemnitee to indemnification under this Agreement, and any determination by the Board that Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review as provided in Section 7 hereof.

                  (b) For purposes of determining whether to authorize advancement of expenses pursuant to Section 2(f) hereof, Indemnitee shall submit to the Board a sworn statement of request for advancement of expenses substantially in the form of

         Exhibit 2 attached hereto and made a part hereof (the "Undertaking"), affirming that (1) he has reasonably incurred or will reasonably incur actual expenses in defending an actual civil or criminal action, suit, proceeding or claim and (ii) he undertakes to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. For purposes of requesting advancement of expenses pursuant to Section 3(b) hereof, Indemnitee may, but shall not be required to, submit an Undertaking or such other form of request as he determines to be appropriate (an "Expense Request"). Upon receipt of an Undertaking or Expense Request, as the case may be, the Board shall within 10 calendar days authorize immediate payment of the expenses stated in the Undertaking or Expense Request, as the case may be, whereupon such payments shall immediately be made by the Company. No security shall be required in connection with any Undertaking or Expense Request and any Undertaking for Expense Request shall be accepted without reference to Indemnitee's ability to make repayment.

         5. Subrogation; Duplication of Payments.

                  (a) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

                  (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has actually received payment (under any insurance policy, the Certificate, the Bylaws or otherwise) of the amounts otherwise payable hereunder; provided, however, that such portions, if any, of any proceeds of any such insurance policy that are required to be reimbursed to the insurance carrier under the terms of its insurance policy shall not be deemed to be payments to Indemnitee hereunder.

         6. Director and Executive Officer Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies with reputable insurance companies covering certain liabilities that may be incurred by its directors and executive officers. Notwithstanding the foregoing,, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a parent or subsidiary of the Company. The Indemnitee shall be entitled to the protection of any such insurance policies the Company may elect to maintain generally for the benefit of its directors and officers (and to the extent the Company maintains such an insurance policy or policies, the Indemnitee shall be covered by such policy or policies in accordance with its or their terms, to the maximum extent of the coverage available for any officer or director of the Company).

         7. Enforcement.

                  (a) If a claim for indemnification or advancement of expenses made to the Company pursuant to this Agreement is not paid in full by the Company within 30 calendar days after a written claim has been received by the Company, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

                  (b) In any action brought under Section 7(a) hereof, it shall be a defense to a claim for indemnification pursuant to Sections 2(a) or 2(b) hereof (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the Undertaking, if any is required, has been tendered to the Company) that Indemnitee has not met the standards of conduct which make it permissible under the GCL for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including the Board, independent legal counsel or the Stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in the GCL, nor an actual determination by the Company (including the Board, independent legal counsel or the Stockholders) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

                  (c) It is the intent of the Company that Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to Indemnitee hereunder. Accordingly, if it should appear to Indemnitee that the Company has failed to comply with any of its obligations under the Agreement or in the event that the Company or any other person takes any action to declare the Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, Indemnitee the benefits intended to be provided to Indemnitee hereunder, the Company irrevocably authorizes Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges and expenses, including without limitation attorneys' and others' fees and expenses, reasonably incurred by Indemnitee (i) as a result of the Company's failure to perform this Agreement or any provision thereof or (ii) as a result of the Company or any person contesting the validity or enforceability of this Agreement or any provision thereof as aforesaid.

         8. Merger, Consolidation or Sale of Assets. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to a significant portion of the business and/or assets of the Company such that there is effectively a change in control of the Company or a material diminution in the ability of the Company to perform this Agreement, as a condition to any such transaction, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if rio such succession had taken place. Such assumption agreement shall be in form and substance satisfactory to Indemnitee. The Company shall give Indemnitee 30 days prior notice of any transaction that would result in such a succession and the opportunity to review the documentation that confirms the successor's obligation to assume and agree to perform this Agreement. Executed copies of such documentation shall be delivered to Indemnitee upon completion of any such transaction.

         9. Nonexclusivity and Severability.

                  (a) The right to indemnification provided by this Agreement shall not be exclusive of any other rights to which Indemnitee may be entitled under the Certificate, the Bylaws, the GCL, any other statute, insurance policy, agreement, vote of stockholders or of directors or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such office, and shall continue after Indemnitee has ceased to be a director, officer, employee or agent and shall inure to the benefit of and be enforceable by his heirs, personal or legal representatives, executors, administrators, devisees, legatees, distributees and successors. If Indemnitee should die while any amounts would still be payable to Indemnitee hereunder if Indemnitee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Indemnitee's devisee, legatee, or other designee, or if there be no such designee, to Indemnitee's estate.

                  (b) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

         10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict or law thereof.

         11. Modification; Survival. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the death, disability or incapacity of Indemnitee or the termination of Indemnitee's service as a director, executive officer or director and executive officer of the Company and shall inure to the benefit of Indemnitee's heirs, personal or legal representatives, executors, administrators, devisees, legatees, distributees and successors.

         12. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mall, with postage prepaid, on the third business day after the date on which it is so mailed:

If to Indemnitee, to him at the following address:







If to the Company, to it at the following address:

                  Digital Biometrics, Inc.
                  5600 Rowland Road, Suite 205
                  Minnetonka, Minnesota  55343
                  Attention: Donald E. Berg
                             Vice President and Chief Financial Officer


         13. Certain Terms. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the singular shall include the plural and vice versa, and if Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan he shall be deemed to have acted in a manner "not opposed to the best interest of the Company" as referred to herein.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                   DIGITAL BIOMETRICS, INC.

                                   By /s/ James C. Granger
                                      Its
                                          -----------------------------

                                   /s/ James C. Granger
                                   ----------------------------------------
                                   Signature of Director

                                   ----------------------------------------
                                   Print Name of Director

                                                                       Exhibit 1

                            INDEMNIFICATION STATEMENT

STATE OF  __________________________ )
                                     ) ss.
COUNTY OF __________________________ )

         I, _______________________________, being first duly sworn, do depose and say as follows:

         1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated as of ______________, 199_ between Digital Biometrics, Inc., a Delaware corporation (the "Company"), and the undersigned.

         2. I am requesting indemnification against charges, costs, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, all of which (collectively, "Liabilities") have been or will be incurred by me in connection with an actual or threatened action, suit, proceeding or claim to which I am a party or am threatened to be made a party.

         3. With respect to all matters related to any such action, suit, proceeding or claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.

         4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of:

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


                                             ________________________________
                                             Signature

         Subscribed and sworn to before me, a Notary Public in and for said County and State, this ______ day of _____________________, 199_.


                                             ________________________________
                                             Notary Public

[Seal]

          My commission expires the ____ day of ________________, 199_.

                                                                       Exhibit 2

                            INDEMNIFICATION STATEMENT

STATE OF  __________________________ )
                                     ) ss.
COUNTY OF __________________________ )

         I, _______________________________, being first duly sworn, do depose and say as follows:

         1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated as of ______________, 199_ between Digital Biometrics, Inc., a Delaware corporation (the "Company"), and the undersigned.

         2. I am requesting advancement of certain costs, charges and expenses which I have incurred or will incur in defending an actual or pending civil or criminal action, suit, proceeding or claim.

         3. I hereby undertake to repay this advancement of expenses if it shall ultimately be determined that I am not entitled to be indemnified by the Company under the aforesaid Agreement or otherwise.

         4. The costs, charges and expenses for which advancement is requested are, in general, all expenses related to ______________________________________
_______________________________________________________________________________.


                                             ________________________________
                                             Signature

         Subscribed and sworn to before me, a Notary Public in and for said County and State, this ______ day of _____________________, 199_.


                                             ________________________________
                                             Notary Public

[Seal]

          My commission expires the ____ day of ________________, 199_.

             DRAFT RESOLUTION AUTHORIZING INDEMNIFICATION AGREEMENT

         RESOLVED, that the form of Indemnification Agreement attached hereto as Exhibit A (the "Indemnification Agreement") is hereby authorized and approved, and the Company's President and the Vice President, Finance and Administration are, and each of them is, hereby authorized and directed to execute and deliver the Indemnification Agreement to each of the Company's directors, on behalf of the Company, in the form or substantially in the form attached hereto as Exhibit A, but with such changes therein, additions thereto and deletions therefrom, if any, as the officer executing the same shall approve, and such approval shall be conclusively evidenced by the execution of the Indemnification Agreement by such officer on behalf of the Company.

         RESOLVED, that the Company's President and the Vice President, Finance and Administration are, and each of them is, hereby authorized and directed to prepare, execute, deliver and file all such other and further instruments and to take such other further action as officers, or either of them, may deem necessary or desirable in connection with execution of the Indemnification Agreement by the Company and each of its directors, and the execution by such officers, or either of them, of any such instrument(s) or the doing by one or more of them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and ratification by the Company of the instruments so executed and the action so taken.

         FURTHER RESOLVED, that all actions taken prior to this date by the officers of the Company, or any of them, for and on behalf of the Company in respect of said Indemnification Agreement, are in all respects ratified, approved and confirmed.